                               [AISI LETTERHEAD]

EXHIBIT 23.6



                              CONSENT OF APPRAISER



We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Registration Statement Form S-1 to be filed with the Securities and Exchange Commission.



Dated:         January, 1998



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            Signed on behalf of Aircraft Information Services, Inc.





            Name:             Fred E. Bearden
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            Title:            President
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                               [AISI LETTERFOOT]